UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2012

INSMED INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	0-30739	54-1972729
(State or other jurisdiction of Incorporation)	(Commission File N umber)	(I.R.S. Employer Identification No.)

9 Deer Park Drive, Suite C, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 997-4600

Not Applicable
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 7, 2012, Insmed Incorporated issued a press release regarding its financial results for the nine months ended June 30, 2012.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained herein, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.

On November 7, 2012, William Lewis, Chief Executive Officer of the Company announced his intention to implement a stock purchase plan (the "10b5-1 Plan") before December 15, 2012.  Rule 10b5-1 allows corporate officers, directors and other employees to adopt written, prearranged stock trading plans when not in possession of material non-public information.

Under Mr. Lewis’ 10b5-1 Plan, a broker would be authorized to purchase shares of the Company's common stock up to an aggregate of $100,000 on or before December 31, 2012 and up to $75,000 in each calendar quarter in 2013, subject in each case to the terms and conditions of the 10b5-1 Plan, including purchase price thresholds.  The timing within each calendar quarter and execution of all purchases would be made at the sole discretion of the broker.  The 10b5-1 Plan is expected to terminate, subject to certain conditions, no later than December 31, 2013.  However, the 10b5-1 Plan will terminate earlier upon the purchase of an aggregate of $400,000 of shares pursuant to the 10b5-1 Plan.

The Company expects that all purchases under the 10b5-1 Plan will be reported by Mr. Lewis through Form 4 filings with the Securities and Exchange Commission.  Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 trading plans of the Company’s officers or any transactions under such plans, nor to report on the approval, implementation, modification or termination, or the specific terms and conditions of, Mr. Lewis’ 10b5-1 Plan or the plan of any other individual.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Insmed Incorporated on November 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2012
INSMED INCORPORATED

By:	/s/ Kevin P. Tully
Name:	Kevin P. Tully
Title:	Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Insmed Incorporated on November 7, 2012